[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

                               [Graphic Omitted]

                    MFS(R) HIGH
                    INCOME FUND

                    SEMIANNUAL REPORT o JULY 31, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary ......................................................   9
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 23
Notes to Financial Statements ............................................. 30
Trustees and Officers ..................................................... 37

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE


--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did very dramatically this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1.  VOLATILITY CAN BE A GOOD THING
We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2.  INVEST FOR THE LONG TERM
You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3.  INVEST REGULARLY
Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into what portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares.

And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4.  DIVERSIFY
One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, i.e., move money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

/s/  Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

August 15, 2000

------------
(1)The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.
(2)Sources: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89, '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

A prospectus containing more complete information on any MFS product, including all charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Robert J. Manning]
     Robert J. Manning

For the six months ended July 31, 2000, Class A shares of the fund provided a total return of 0.61%, Class B shares 0.26%, Class C shares 0.06%, and Class I shares 0.76%. These returns include the reinvestment of any distributions but exclude the effects of any sales charges and compare to a -0.03% return for its benchmark, the Lehman Brothers High Yield Bond Index (the Lehman Index), an unmanaged index of noninvestment-grade corporate debt. The fund's returns also compare to a -0.95% return during the same period for the average high current yield fund tracked by Lipper Inc., an independent firm that reports mutual fund performance.

Q. DESPITE THE DIFFICULT ENVIRONMENT FOR HIGH-YIELD SECURITIES, THE FUND MANAGED TO OUTPERFORM THE LEHMAN INDEX. WHAT FACTORS CONTRIBUTED TO THIS FAVORABLE PERFORMANCE?

A. In a market where most high-yield bonds traded lower, the portfolio's performance relative to its benchmark benefited from a number of factors. First, favorable security selection and industry diversification were positive contributors. Second, our successful avoidance of the credit problems, rating downgrades, and bankruptcies that hurt a variety of industries aided the fund's results. Finally, we weren't afraid to lock in profits on a number of subscription warrants -- securities issued with a bond or preferred stock that entitles the holder to buy a proportionate amount of common stock at a specified price. Some of these warrants, such as Jazztel PLC, Colt Telecommunications, and Versatel Telecom all spiked up dramatically early in the period. We could have been tempted to hold on to all of these warrants given the strong fundamental outlook for these companies, but because we weren't comfortable with the additional risk, we decided to reduce our exposure. Many of these telecommunications and technology securities have subsequently come down quite a bit following the selloff in the equity market during the second quarter.

Q.  HOW DID YOU MANAGE TO AVOID CREDIT DEFAULTS?

A. The key is MFS Original Research(R). We believe MFS' research capabilities are second to none in the industry. Our portfolio is backed by a large group of investment professionals dedicated exclusively to the high-income market. Our research analysts use a variety of models to analyze the credit risk and business prospects of the companies they cover. Similar to our equity investment process, our fixed-income research uses an intensive, company-by-company, bottom-up approach. First, we look at a company's business risks, then we consider the financial risks. Finally, we look at all the different ways of investing in the company and how the market is pricing each one of the securities. From this analysis, we try to pick the bond that offers the best risk-adjusted return for our shareholders.

Q. MOODY'S RECENTLY ISSUED A REPORT INDICATING THAT THEY ANTICIPATE AN INCREASE IN THE NUMBER OF DEFAULTS IN THE HIGH-YIELD MARKET FOR 2001. DO YOU AGREE WITH THIS REPORT? WHAT'S YOUR OUTLOOK FOR DEFAULTS?

A. While the number of defaults has picked up recently, we don't see the default rate increasing to 8.4% by June of 2001, as Moody's report suggested. In fact, we anticipate the total number of defaults to trend downward during this period for a couple of reasons. First, many of the anticipated defaults are the result of a loose issuance period in 1998, during which the high-yield market issued a record amount of debt, even though many of these companies possessed what we felt were weak business plans. Today, according to our research, the supply of bonds is much lower, and underwriters are conducting more stringent credit analysis of issuers. It's also important to point out that Moody's calculates default rates differently than other companies by including emerging market debt, convertible securities, and even investment-grade debt. While the possibility of high-visibility defaults poses "headline" risk to the market -- meaning the overall high-yield market may react negatively to a particular default -- we see this as a short-term phenomenon and one that we strive to avoid through Original Research(SM).

Q.  WHICH HOLDINGS PROVIDED A STRONG CONTRIBUTION TO TOTAL RETURN?

A. Last year, we saw significant selling pressure in some energy refiners as a major buying opportunity. Viewing this selloff as a short-term situation, we stepped in to buy some fairly distressed securities that we believed were ready to turn around in a highly cyclical business. Sterling Chemical and Lyondell Chemical produced strong results during the period following an improvement in their financial results due to higher prices for their core products, stronger demand for chemicals, and successful cost reduction programs. Lyondell also benefited from the successful closing of a large asset sale and used the proceeds to pay down some of its debt. Another holding that provided a nice boost to performance was Esat Holdings Ltd.; following British Telecom's offer to buy this telecommunications company, its bonds appreciated dramatically.

Q.  WHICH HOLDINGS HURT PERFORMANCE?

A. Our holdings in scrap metal trader Metal Management, Inc., was hurt by weakness in the overall steel market. Our position in PSINet Inc., an Internet access provider, was down almost 15% during the period. Bond issues in companies such as this often trade similarly to the company's equity shares because they tend to reinvest much of their cash into business expansion rather than building cash reserves or paying down debt. As a result, our holding in this company suffered during the selloff we experienced in the technology and Internet sectors during the second quarter.

Q.  WHAT'S YOUR OUTLOOK FOR THE HIGH-YIELD MARKET IN THE COMING MONTHS?

A. It's difficult to rule out further volatility given the uncertain interest-rate environment. However, the high-income market has been weak for quite some time now, and we've found that yield spreads -- the yield difference between noninvestment-grade debt and Treasuries -- have widened significantly during the past year, making the yields on high-income bonds very attractive relative to other fixed-income securities. In addition, we believe the economy will remain healthy and corporate earnings will remain strong, which could bode well for high-yield bond prices. Historically, we have found that the high-yield market usually tracks corporate earnings.

    Given this environment, we continue to view the telecom and media industries as defensive positions that also offer compelling growth opportunities because despite what happens to the economy, we don't believe that people are likely to turn off their cable or mobile phones. In addition, we're pretty comfortable that the Federal Reserve Board is either done raising interest rates or is near the end of its tightening cycle. As a result, we like the media and telecom sectors, and we've maintained our significant exposure to these industries.

 /s/ Robert J. Manning

     Robert J. Manning
     Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecast can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

ROBERT J. MANNING IS SENIOR VICE PRESIDENT, CHIEF FIXED INCOME STRATEGIST, AND DIRECTOR OF FIXED INCOME RESEARCH OF MFS INVESTMENT MANAGEMENT(R). HE IS PORTFOLIO MANAGER OF MFS(R) HIGH INCOME FUND, MFS(R) HIGH YIELD OPPORTUNITIES FUND, AND MFS(R) SPECIAL VALUE TRUST, A CLOSED-END FUND.

MR. MANNING JOINED MFS IN 1984 AS A RESEARCH ANALYST IN THE HIGH YIELD BOND DEPARTMENT. HE WAS NAMED VICE PRESIDENT IN 1988, PORTFOLIO MANAGER IN 1992, SENIOR VICE PRESIDENT IN 1993, AND CHIEF FIXED INCOME STRATEGIST AND DIRECTOR OF FIXED INCOME RESEARCH IN 1999. HE IS A GRADUATE OF THE UNIVERSITY OF LOWELL AND EARNED A MASTER OF SCIENCE DEGREE IN FINANCE FROM BOSTON COLLEGE.

ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:                  SEEKS HIGH CURRENT INCOME.

COMMENCEMENT OF
INVESTMENT OPERATIONS:      FEBRUARY 17, 1978

CLASS INCEPTION:            CLASS A  FEBRUARY 17, 1978
                            CLASS B  SEPTEMBER 27, 1993
                            CLASS C   JANUARY 3, 1994
                            CLASS I    JANUARY 2, 1997

SIZE:                       $1.4 BILLION NET ASSETS AS OF JULY 31, 2000

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including the reinvestment of dividends. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JULY 31, 2000

CLASS A
                                                     6 Months     1 Year    3 Years     5 Years     10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +0.61%     +1.65%    +13.07%     +43.45%     +172.59%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        --      +1.65%    + 4.18%     + 7.48%     + 10.55%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge        --      -3.18%    + 2.50%     + 6.44%     + 10.01%
------------------------------------------------------------------------------------------------------------

CLASS B
                                                     6 Months     1 Year    3 Years     5 Years     10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +0.26%     +0.94%    +10.72%     +38.32%     +158.79%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        --      +0.94%    + 3.45%     + 6.70%     +  9.98%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge        --      -2.75%    + 2.64%     + 6.42%     +  9.98%
------------------------------------------------------------------------------------------------------------

CLASS C
                                                     6 Months     1 Year    3 Years     5 Years     10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +0.06%     +0.94%    +10.89%     +38.63%     +160.16%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        --      +0.94%    + 3.51%     + 6.75%     + 10.03%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge        --      +0.01%    + 3.51%     + 6.75%     + 10.03%
------------------------------------------------------------------------------------------------------------

CLASS I
                                                     6 Months     1 Year    3 Years     5 Years     10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +0.76%     +2.17%    +14.33%     +45.04%     +175.62%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        --      +2.17%    + 4.57%     + 7.72%     + 10.67%
------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the fund's Class A shares for periods to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Lower-rated securities may provide greater returns, but they are also associated with greater-than-average risk. These risks may increase share price volatility. See the prospectus for details.

Investments in foreign and emerging-market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging-market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF JULY 31, 2000

QUALITY RATINGS (U.S. PORTION ONLY)
Source: Standard & Poor's and Moody's

"AA"                1.4%
"BBB"               0.9%
"BB"               11.3%
"B"                66.0%
"CCC"               9.0%
"CC"                0.2%
Not Rated           1.7%
Equity              5.0%
Other               4.5%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- July 31, 2000

Bonds - 88.5%
--------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                VALUE
--------------------------------------------------------------------------------------------------
U.S. Bonds - 75.4%
  Aerospace - 3.2%
    Airplane Pass-Through Trust, 10.875s, 2019+                    $    5,185       $    4,164,052
    Argo Tech Corp., 8.625s, 2007                                      11,250            8,437,500
    BE Aerospace, Inc., 9.875s, 2006                                    2,550            2,473,500
    BE Aerospace, Inc., 8s, 2008                                        2,550            2,224,875
    BE Aerospace, Inc., 9.5s, 2008                                      1,550            1,468,625
    K & F Industries, Inc., 9.25s, 2007                                 9,290            8,895,175
    L-3 Communications Corp., 10.375s, 2007                             2,150            2,193,000
    L-3 Communications Corp., 8s, 2008                                  3,200            2,888,000
    L-3 Communications Corp., 8.5s, 2008                                1,565            1,451,538
    MOOG, Inc., 10s, 2006                                               9,515            9,491,212
    United Defense Industries, Inc., 8.75s, 2007                          820              762,600
                                                                                    --------------
                                                                                    $   44,450,077
--------------------------------------------------------------------------------------------------
  Building - 3.2%
    AAF-McQuay, Inc., 8.875s, 2003                                 $    1,575       $    1,354,500
    Building Materials Corp., 8.625s, 2006                              8,720            7,237,600
    Building Materials Corp., 8s, 2007                                  2,625            2,100,000
    Formica Corp., 10.875s, 2009                                        9,450            7,323,750
    MMI Products, Inc., 11.25s, 2007##                                  4,840            4,779,500
    Nortek, Inc., 9.875s, 2004                                          1,497            1,444,605
    Nortek, Inc., 9.25s, 2007                                           7,925            7,469,313
    Nortek, Inc., 8.875s, 2008                                          1,220            1,125,450
    Schuff Steel Co., 10.5s, 2008                                         910              627,900
    UDC Homes, Inc., 0s, 2000                                              30               16,952
    Williams Scotsman, Inc., 9.875s, 2007                              11,160           10,044,000
                                                                                    --------------
                                                                                    $   43,523,570
--------------------------------------------------------------------------------------------------
  Business Services - 0.9%
    Anacomp, Inc., 10.875s, 2004                                   $    6,175       $    4,168,125
    Iron Mountain, Inc., 10.125s, 2006                                  4,580            4,534,200
    Pierce Leahy Corp., 11.125s, 2006                                     477              490,118
    Pierce Leahy Corp., 9.125s, 2007                                    3,225            3,039,562
                                                                                    --------------
                                                                                    $   12,232,005
--------------------------------------------------------------------------------------------------
  Chemicals - 2.6%
    Huntsman ICI Holdings, LLC, 0s, 2009##                        $       975       $      321,750
    Huntsman ICI Holdings LLC, 10.125s, 2009                            7,725            7,860,187
    Lyondell Chemical Co., 9.625s, 2007                                 2,740            2,740,000
    Lyondell Chemical Co., 9.875s, 2007                                 2,305            2,305,000
    Lyondell Chemical Co., 10.875s, 2009                                7,350            7,423,500
    Sovereign Specialty Chemicals, 11.875s, 2010##                      5,920            6,127,200
    Sterling Chemicals, Inc., 11.75s, 2006                              3,895            3,116,000
    Sterling Chemicals, Inc., 12.375s, 2006                               160              164,800
    Sterling Chemicals, Inc., 11.25s, 2007                              5,775            4,562,250
    Sterling Chemicals, Inc., 0s to 2001, 13.5s to 2008                 2,360            1,014,800
                                                                                    --------------
                                                                                    $   35,635,487
--------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 4.3%
    American Safety Razor Co., 9.875s, 2005                        $    7,060       $    6,804,075
    General Binding Corp., 9.375s, 2008                                 5,710            3,997,000
    Kindercare Learning Centers, Inc., 9.5s, 2009                       4,320            3,952,800
    Polaroid Corp., 11.5s, 2006                                         3,175            3,309,938
    Polymer Group, Inc., 9s, 2007                                         480              404,400
    Polymer Group, Inc., 8.75s, 2008                                    3,000            2,490,000
    Remington Products Co. LLC, 11s, 2006                               2,725            2,343,500
    Samsonite Corp., 10.75s, 2008                                      15,275           12,563,687
    Simmons Co., 10.25s, 2009                                           8,925            8,121,750
    Synthetic Industries, Inc., 14s, 2000                               5,966            5,876,756
    Westpoint Stevens, Inc., 7.875s, 2005-2008                         10,960            9,263,400
                                                                                    --------------
                                                                                    $   59,127,306
--------------------------------------------------------------------------------------------------
  Container, Forest and Paper Products - 5.0%
    Applied Extrusion Technologies, Inc., 11.5s, 2002              $    9,550       $    9,406,750
    Atlantis Plastics, Inc., 11s, 2003                                  3,875            3,870,156
    Buckeye Cellulose Corp., 8.5s, 2005                                 1,250            1,198,438
    Buckeye Cellulose Corp., 9.25s, 2008                                3,875            3,884,687
    Buckeye Technologies, Inc., 8s, 2010                                3,225            2,926,687
    Consolidated Container Co., 10.125s, 2009                           1,725            1,729,313
    Gaylord Container Corp., 9.375s, 2007                               4,800            3,840,000
    Gaylord Container Corp., 9.75s, 2007                                5,950            4,879,000
    Gaylord Container Corp., 9.875s, 2008                               5,140            3,238,200
    Huntsman Packaging Corp., 13s, 2010##                               2,565            2,661,188
    Riverwood International Corp., 10.25s, 2006                         5,885            5,796,725
    Riverwood International Corp., 10.875s, 2008                        4,505            4,099,550
    Silgan Holdings, Inc., 9s, 2009                                     5,800            5,307,000
    Speciality Paperboard, Inc., 9.375s, 2006##                         2,350            2,256,000
    U.S. Can Corp., 10.125s, 2006##                                     7,150            7,328,750
    U.S. Timberlands, 9.625s, 2007                                      7,060            6,212,800
                                                                                    --------------
                                                                                    $   68,635,244
--------------------------------------------------------------------------------------------------
  Energy - 5.6%
    AmeriGas Partners LP, 10.125s, 2007                            $    3,400       $    3,400,000
    Cheasapeake Energy Corp., 9.625s, 2005                              9,810            9,589,275
    Clark Refining & Marketing, Inc., 8.625s, 2008                      4,150            3,340,750
    Clark USA, Inc., 10.875s, 2005                                      3,235            1,941,000
    Continental Resources, Inc., 10.25s, 2008                           8,150            7,335,000
    Forest Oil Corp., 10.5s, 2006                                       5,425            5,574,187
    Gothic Production Corp., 11.125s, 2005##                            7,330            7,549,900
    Gulfmark Offshore, Inc., 8.75s, 2008##                              1,450            1,352,125
    HS Resources, Inc., 9.25s, 2006                                     4,900            4,828,500
    Ocean Energy, Inc., 8.875s, 2007                                    5,680            5,651,600
    P&L Coal Holdings Corp., 8.875s, 2008                               4,100            3,956,500
    P&L Coal Holdings Corp., 9.625s, 2008                              11,900           11,275,250
    Pioneer Natural Resources Co., 9.625s, 2010                         6,000            6,240,000
    Pride International, Inc., 10s, 2009                                  610              628,300
    R & B Falcon Corp., 9.5s, 2008##                                    3,975            4,034,625
                                                                                    --------------
                                                                                    $   76,697,012
--------------------------------------------------------------------------------------------------
  Entertainment - 0.3%
    American Skiing Co., 12s, 2006                                 $    5,300       $    4,505,000
--------------------------------------------------------------------------------------------------
  Financial Institutions - 1.6%
    Americo Life, Inc., 9.25s, 2005                                $    2,050       $    1,927,000
    Merrill Lynch Mortgage Investors, Inc., 8.46s,
      2009+                                                             4,500            4,310,156
    Morgan Stanley Capital I, Inc., 6.86s, 2010                         2,938            2,335,299
    Morgan Stanley Capital I, Inc., 7.732s, 2029                        3,740            2,784,112
    Willis Corroon Corp., 9s, 2009                                     11,755           10,403,175
                                                                                    --------------
                                                                                    $   21,759,742
--------------------------------------------------------------------------------------------------
  Gaming and Hotels - 6.2%
    Agrosy Gaming Co., 10.75s, 2009                               $       575       $      596,563
    Aztar Corp., 8.875s, 2007                                           8,445            8,022,750
    Boyd Gaming Corp., 9.5s, 2007                                       6,585            6,321,600
    Coast Hotels & Casinos, Inc., 9.5s, 2009                           10,465            9,994,075
    Eldorado Resorts LLC, 10.5s, 2006                                   2,405            2,411,012
    HMH Properties, Inc., 8.45s, 2008                                   4,245            3,990,300
    Hollywood Park, Inc., 9.25s, 2007                                   2,535            2,547,675
    Horseshoe Gaming LLC, 8.625s, 2009                                  8,620            8,189,000
    Isle of Capri Casinos, Inc., 8.75s, 2009##                          9,320            8,434,600
    Mandalay Resort Group, 10.25s, 2007##                               4,180            4,211,350
    MGM Grand, Inc., 9.75s, 2007                                        8,890            9,134,475
    Prime Hospitality Corp., 9.75s, 2007                                7,070            6,928,600
    Santa Fe Hotel, Inc., 11s, 2000                                     5,295            5,255,287
    Station Casinos, Inc., 8.875s, 2008                                 6,525            6,198,750
    Station Casinos, Inc., 9.875s, 2010##                               2,305            2,305,000
                                                                                    --------------
                                                                                    $   84,541,037
--------------------------------------------------------------------------------------------------
  Industrial - 4.9%
    Actuant Finance Corp., 13s, 2009##                             $    2,340       $    2,366,325
    Allied Waste North America, Inc., 7.625s, 2006                      4,390            3,961,975
    Allied Waste North America, Inc., 10s, 2009                         2,125            1,848,750
    Blount, Inc., 13s, 2009                                             4,475            4,502,969
    Columbus Mckinnon Corp., 8.5s, 2008                                 6,235            5,424,450
    Day International Group, Inc., 11.125s, 2005                        3,670            3,605,775
    Hayes Wheels International, Inc., 11s, 2006                         4,900            4,924,500
    Hayes Wheels International, Inc., 9.125s, 2007                      5,875            5,338,906
    Haynes International, Inc., 11.625s, 2004                           8,025            6,018,750
    IMO Industries, Inc., 11.75s, 2006                                  7,825            7,825,000
    International Knife & Saw, Inc., 11.375s, 2006                      2,060            1,071,200
    Motors & Gears, Inc., 10.75s, 2006                                  1,785            1,735,912
    Newcor, Inc., 9.875s, 2008                                          2,775              832,500
    Numatics, Inc., 9.625s, 2008                                        1,440            1,123,200
    Oxford Automotive, Inc., 10.125s, 2007                              2,025            1,802,250
    Simonds Industries, Inc., 10.25s, 2008                              6,125            4,900,000
    Thermadyne Holdings Corp., 0s to 2003, 12.5s to
      2008                                                             12,375            4,455,000
    Thermadyne Manufacturing/Capital Corp., 9.875s,
      2008                                                              6,400            4,920,000
                                                                                    --------------
                                                                                    $   66,657,462
--------------------------------------------------------------------------------------------------
  Media - 14.4%
    Adelphia Communications Corp., 8.375s, 2008                    $    9,225       $    7,933,500
    Allbritton Communications Co., 9.75s, 2007                          4,775            4,584,000
    Avalon Cable Holdings LLC, 0s to 2003, 11.875s to
      2008                                                              8,000            5,360,000
    Benedek Communications Corp., 0s to 2001, 13.25s to
      2006                                                              7,475            5,755,750
    CD Radio, Inc., 14.5s, 2009                                         3,615            3,343,875
    Century Communications Corp., 0s, 2008                                100               41,000
    Chancellor Media Corp., 8.125s, 2007                                1,550            1,561,625
    Chancellor Media Corp., 8.75s, 2007                                 4,135            4,176,350
    Chancellor Media Corp., 8s, 2008                                    7,975            8,054,750
    Charter Communications Holdings, 8.25s, 2007                       15,175           13,505,750
    Charter Communications Holdings, 0s to 2004,
      9.92s to 2011                                                     3,850            2,213,750
    Citadel Broadcasting Co., 9.25s, 2008                               7,045            6,939,325
    Classic Cable, Inc., 10.5s, 2010                                    1,485            1,277,100
    CSC Holdings, Inc., 9.25s, 2005                                       150              151,875
    CSC Holdings, Inc., 8.125s, 2009                                    5,000            4,902,300
    Cumulus Media, Inc., 10.375s, 2008                                  2,890            2,601,000
    Echostar DBS Corp., 9.375s, 2009                                    6,650            6,433,875
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007                          340              341,700
    FrontierVision Holding LP, 0s to 2001, 11.87s to
      2007                                                              1,445            1,264,375
    FrontierVision Operating Partnership LP, 11s, 2006                  7,575            7,688,625
    Golden Books Publishing, Inc., 10.75s, 2004**                       4,225            1,901,385
    Granite Broadcasting Corp., 10.375s, 2005                           1,276            1,199,440
    Granite Broadcasting Corp., 8.875s, 2008                               60               51,000
    Hollinger International Publishing, 9.25s, 2007                     6,395            6,331,050
    Insight Midwest, 9.75s, 2009                                       10,000            9,850,000
    Lenfest Communications, Inc., 10.5s, 2006                           6,590            7,314,900
    Liberty Group Operating, Inc., 9.375s, 2008                         1,535            1,266,375
    LIN Holdings Corp., 0s to 2003, 10s to 2008                        21,940           14,699,800
    Marvel Holdings, Inc., 0s, 1998(+)**                               11,125                    0
    NTL Communications Corp., 9.25s, 2006                               4,850            3,954,730
    NTL Communications Corp., 0s to 2003, 12.375s to
      2006                                                              9,400            6,204,000
    NTL Communications Corp., 9.75s, 2009                               6,600            5,289,793
    NTL, Inc., 0s to 2003, 9.75s to 2008##                              6,290            3,994,150
    Paxson Communications Corp., 11.625s, 2002                          6,385            6,528,662
    Pegasus Communications Corp., 12.5s, 2007                           7,100            7,526,000
    Telemundo Holdings, Inc., 0s to 2003, 11.5s to 2008                11,125            7,898,750
    United International Holdings, 0s to 2003, 10.75s,
      to 2008                                                          15,125           10,965,625
    World Color Press, Inc., 8.375s, 2008                               1,595            1,538,306
    World Color Press, Inc., 7.75s, 2009                                2,725            2,549,510
    XM Satellite Radio, Inc., 14s, 2010##                               7,040            6,564,800
    Young Broadcasting, Inc., 8.75s, 2007                               3,450            3,225,750
                                                                                    --------------
                                                                                       196,984,551
--------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.6%
    Alaris Medical, Inc., 0s to 2003, 11.125s to 2008##            $    6,410       $    1,089,700
    Fresenius Medical Care Capital Trust II, 7.875s,
      2008                                                              2,400            2,244,000
    Prime Medical Services, Inc., 8.75s, 2008                           5,985            4,982,513
                                                                                    --------------
                                                                                    $    8,316,213
--------------------------------------------------------------------------------------------------
  Metals and Minerals - 2.1%
    Acme Metals, Inc., 10.875s, 2007                               $    2,675       $      300,938
    AK Steel Holdings Corp., 9.125s, 2006                                 937              927,630
    Commonwealth Aluminum Corp., 10.75s, 2006                           3,965            3,885,700
    Doe Run Resources Corp., 11.25s, 2005                               4,750            1,900,000
    Jorgansen Bank, 8.5s, 2004                                          4,888            4,863,062
    Kaiser Aluminum & Chemical Corp., 12.75s, 2003                      5,610            5,063,025
    Metal Management, Inc., 10s, 2008                                   7,700            3,850,000
    Metallurg, Inc., 11s, 2007                                          3,250            2,713,750
    Northwestern Steel & Wire Co., 9.5s, 2001                           4,809            1,995,735
    WCI Steel, Inc., 10s, 2004                                          2,790            2,650,500
    Wheeling Pittsburgh Corp., 9.25s, 2007                                600              432,000
                                                                                    --------------
                                                                                    $   28,582,340
--------------------------------------------------------------------------------------------------
  Metals and Mining - 0.2%
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002                 $    2,550       $    2,451,188
--------------------------------------------------------------------------------------------------
  Retail - 1.7%
    Duane Reade, Inc., 9.25s, 2008                                 $    4,920       $    4,428,000
    Finlay Enterprises, Inc., 9s, 2008                                  2,250            2,019,375
    Finlay Fine Jewelry Corp., 8.375s, 2008                             5,725            5,152,500
    J Crew Group, Inc., 0s to 2002, 13.125s to 2008                     5,420            2,940,350
    J Crew Operating Corp., 10.375s, 2007                               5,265            4,369,950
    Musicland Group, Inc., 9s, 2003                                     2,060            1,915,800
    Musicland Group, Inc., 9.875s, 2008                                 2,225            1,863,438
                                                                                    --------------
                                                                                    $   22,689,413
--------------------------------------------------------------------------------------------------
  Supermarkets
    Jitney-Jungle Stores of America, Inc., 12s, 2006**             $    5,275       $      685,750
    Jitney-Jungle Stores of America, Inc., 10.375s,
      2007**                                                              500               10,000
    Pathmark Stores, Inc., 0s to 1999, 10.75s to 2003                     465               23,250
    Penn Traffic Co., 11s, 2009                                             1                  615
                                                                                    --------------
                                                                                    $      719,615
--------------------------------------------------------------------------------------------------
  Telecommunications - 18.4%
    Adelphia Communications Corp., 9.375s, 2009                    $    2,025       $    1,842,750
    Allegiance Telecommunications, Inc., 0s to 2003,
      11.75s to 2008                                                    6,475            4,759,124
    Allegiance Telecommunications, Inc., 12.875s,
      2008##                                                            4,000            4,320,000
    AMSC Acquisition Co., Inc., 12.25s, 2008                            3,570            2,659,650
    Caprock Communications Corp., 11.5s, 2009                           3,475            2,154,500
    Centennial Cellular Operating Co., 10.75s, 2008                    10,970           10,558,625
    Crown Castle International Corp., 10.75s, 2011                      3,155            3,225,988
    Cybernet Internet Services International, 14s, 2009                 5,460            2,293,200
    Dobson Communications Corp., 10.875s, 2010                          4,235            4,160,888
    DTI Holdings, Inc., 0s to 2003, 12.5s to 2008                       9,175            3,692,938
    Esat Holdings Ltd., 0s to 2002, 12.5s to 2007                       2,825            2,683,750
    Exodus Communications, Inc., 11.25s, 2008                           6,975            6,940,125
    Exodus Communications, Inc., 10.75s, 2009                             975              945,750
    Exodus Communications, Inc., 11.625s, 2010##                        6,305            6,305,000
    Flextronics International Ltd., 9.875s, 2010##                      1,590            1,621,800
    Focal Communications Corp., 0s to 2003, 12.125s to
      2008                                                              4,330            2,836,150
    Focal Communications Corp., 11.875s, 2010##                         5,360            5,333,200
    Globix Corp., 12.5s, 2010                                           4,230            3,384,000
    Hyperion Telecommunication, Inc., 12.25s, 2004                        885              867,300
    Hyperion Telecommunication, Inc., 12s, 2007                         5,395            4,558,775
    ICG Holdings, Inc., 0s to 2001, 12.5s to 2006                       5,415            4,332,000
    Intermedia Communications, Inc., 8.875s, 2007                       5,460            4,504,500
    Intermedia Communications, Inc., 8.5s, 2008                         1,000              805,000
    ITC Deltacom, Inc., 11s, 2007                                       5,594            5,426,180
    ITC Deltacom, Inc., 9.75s, 2008                                     3,585            3,262,350
    Leap Wireless International, Inc., 14.5s, 2010##                    1,225              514,500
    Level 3 Communications, Inc., 9.125s, 2008                         13,870           12,032,225
    Level 3 Communications, Inc., 10.75s, 2008##                        2,350            2,177,511
    Madison River, 13.25s, 2010##                                       2,815            2,575,725
    Metromedia Fiber Network, Inc., 10s, 2008                           9,020            8,704,300
    MGC Communications, Inc., 13s, 2010##                               9,405            8,934,750
    MJD Communications, Inc., 9.5s, 2008                                3,850            3,388,000
    Nextel Communications, Inc., 0s to 2002, 9.75s to
      2007                                                              3,305            2,462,225
    Nextel Communications, Inc., 0s to 2003, 9.95s to
      2008                                                             12,855            9,352,012
    Nextel International, Inc., 0s to 2003, 12.125s to
      2008                                                              3,525            2,220,750
    Nextel International Inc., 12.75s, 2010                             6,175            6,089,908
    Nextlink Communications, Inc., 9.625s, 2007                         3,025            2,790,562
    Nextlink Communications, Inc., 10.75s, 2009                         7,975            7,815,500
    Nextlink Communications, Inc., 0s to 2004, 12.25s
      to 2009                                                           3,100            1,906,500
    North Point Communications, 12.875s, 2010##                         4,640            3,201,600
    Northeast Optic Network, 12.75s, 2008                                 460              430,100
    PSINet, Inc., 10.5s, 2006                                           6,025            4,850,125
    PSINet, Inc., 11.5s, 2008                                           3,850            3,195,500
    PSINet, Inc., 11s, 2009                                            12,580           10,064,000
    Rhythms Netconnections, Inc., 12.75s, 2009                            925              610,500
    Rural Cellular Corp., 9.625s, 2008                                  3,200            3,096,000
    SBA Communications Corp., 0s to 2003, 12s to 2008                   4,050            2,936,250
    Spectrasite Holdings, Inc., 0s to 2003, 12s to 2008                 4,070            2,706,550
    Spectrasite Holdings, Inc., 0s to 2004, 11.25s to
      2009                                                             14,775            8,717,250
    Spectrasite Holdings, Inc., 10.75s, 2010##                          2,325            2,325,000
    Telecorp PCS, Inc., 10.625s, 2010                                   3,725            3,790,188
    Telesystem International Wireless, Inc., 0s to
      2002,
      13.25s to 2007                                                    4,635            3,290,850
    Time Warner Telecommunications LLC, 9.75s, 2008                    10,505           10,058,537
    Verio, Inc., 10.375s, 2005                                          1,025            1,117,250
    Verio, Inc., 10.625s, 2009                                          3,725            4,283,750
    Viatel, Inc., 11.25s, 2008                                          4,250            2,550,000
    Viatel, Inc., 0s to 2003, 12.5s to 2008                             1,910              668,500
    Voicestream Wireless Corp., 10.375s, 2009                             930              997,425
    Western Wireless Corp., 10.5s, 2007                                 7,900            8,295,000
    Worldwide Fiber, Inc., 12s, 2009                                   11,430           10,287,000
                                                                                    --------------
                                                                                    $  251,909,386
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.2%
    International Utility Structures, 10.75s, 2008                 $    3,600       $    2,952,000
--------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                    $1,032,368,648
--------------------------------------------------------------------------------------------------
Foreign Bonds - 13.1%
  Belgium - 1.2%
    Hermes Europe Railtel B.V., 10.375s, 2009
      (Telecommunications)                                         $    8,550       $    6,583,500
    Tele1 Europe B.V., 13s, 2009 (Telecommunications)                   9,575            9,718,625
                                                                                    --------------
                                                                                    $   16,302,125
--------------------------------------------------------------------------------------------------
  Bermuda - 0.6%
    Global Crossing Holdings Ltd., 9.625s, 2008
      (Telecommunications)                                         $    8,640       $    8,424,000
--------------------------------------------------------------------------------------------------
  Canada - 0.9%
    GT Group Telecom, Inc., 0s to 2005, 13.25s to 2010
      (Telecommunications)##                                       $   11,625       $    6,161,250
    Metronet Communications Corp., 0s to 2002, 10.75s
      to 2007 (Telecommunications)##                                      875              782,198
    PCI Chemicals Canada, Inc., 9.25s, 2007 (Chemicals)                 1,115              702,450
    Russel Metals, Inc., 10s, 2009 (Metals & Minerals)                  5,405            5,141,506
                                                                                    --------------
                                                                                    $   12,787,404
--------------------------------------------------------------------------------------------------
  Greece - 0.1%
    Fage Dairy Industries S.A., 9s, 2007 (Food and
      Beverage Products)                                           $    2,360       $    1,888,000
--------------------------------------------------------------------------------------------------
  Luxembourg - 0.9%
    Millicom International Cellular, 0s to 2001, 13.5s
      to 2006 (Telecommunications)                                 $    6,235       $    5,455,625
    PTC International Finance II S.A., 11.25s, 2009
      (Telecommunications)                                              5,920            6,156,800
                                                                                    --------------
                                                                                    $   11,612,425
--------------------------------------------------------------------------------------------------
  Mexico - 0.3%
    Satelites Mexicanos S.A. de CV, 10.125s, 2004
      (Telecommunications)                                         $    5,675       $    3,972,500
--------------------------------------------------------------------------------------------------
  Netherlands - 2.7%
    Completel Europe N.V., 14s, 2009
      (Telecommunications)                                         $    9,475       $    4,548,000
    Tele1 Europe B.V., 11.875s, 2009
      (Telecommunications)                                        EUR   4,500            3,836,125
    United Pan Europe Commerce, 10.875s, 2009 (Media)               $  12,540       $   10,659,000
    United Pan Europe Commerce, 11.25s, 2010 (Media)                    5,620            4,805,100
    United Pan Europe Communication, 11.5s, 2010
      (Media)                                                           1,000              855,000
    Versatel Telecom International N.V., 13.25s, 2008
      (Telecommunications)                                             11,900           12,197,500
                                                                                    --------------
                                                                                    $   36,900,725
--------------------------------------------------------------------------------------------------
  Norway - 0.1%
    Ocean Rig Norway As, 10.25s, 2008 (Oil Services)               $    2,225       $    1,946,875
--------------------------------------------------------------------------------------------------
  United Kingdom - 6.3%
    British Telecom PLC, 11.875s, 2008
      (Telecommunications)                                          $  11,165       $   13,100,453
    Callahan Nordrhein, 14s, 2010 (Media)                               7,975            7,815,500
    COLT Telecom Group PLC, 0s to 2001, 12s to 2006
      (Telecommunications)                                             14,395           12,703,588
    Dolphin Telecom PLC, 0s to 2003, 11.50s to 2008
      (Telecommunications)                                             16,960            5,978,894
    Energis PLC, 9.75s, 2009 (Telecommunications)                       4,350            4,284,750
    Esat Telecom Group PLC, 0s to 2002, 12.5s to 2007
      (Telecommunications)                                              3,150            2,992,500
    Esprit Telecom Group PLC, 11.5s, 2007
      (Telecommunications)##                                            2,500            1,700,000
    Global Tele-Systems Ltd., 10.875s, 2008
      (Telecommunications)                                              1,725            1,207,500
    Jazztel PLC, 13.25s, 2009 (Telecommunications)                EUR   4,375            3,729,566
    Jazztel PLC, 14s, 2009 (Telecommunications)                    $    8,285       $    7,456,500
    Ono Finance PLC, 13s, 2009 (Media)                                 12,105           11,318,175
    Telewest Communications PLC, 9.625s, 2006 Media)                    1,770            1,681,500
    Telewest Communications PLC, 11s to 2007 (Media)                    3,090            2,974,125
    Telewest Communications PLC, 11.25s, 2008 (Media)                   2,000            2,015,000
    Telewest Communications PLC, 0s to 2004, 9.875s to
      2009 (Media)                                                      3,940            2,240,875
    Telewest Communications PLC, 9.875s, 2010 (Media)##                 1,770            1,699,200
    Telewest Communications PLC, 11.375s, 2010
      (Media)##                                                         6,025            3,328,812
                                                                                    --------------
                                                                                    $   86,226,938
--------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                 $  180,060,992
--------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $1,346,669,501)                                       $1,212,429,641
--------------------------------------------------------------------------------------------------
Stocks - 1.2%
--------------------------------------------------------------------------------------------------
                                                                       SHARES
--------------------------------------------------------------------------------------------------
U.S. Stocks - 0.2%
  Building
    Atlantic Gulf Communities Corp.*+                                     690       $           41
--------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.1%
    Ranger Industries, Inc.++*                                        266,768       $      416,825
--------------------------------------------------------------------------------------------------
  Container, Forest and Paper Products - 0.1%
    Gaylord Container Corp.*                                          320,500       $      841,313
--------------------------------------------------------------------------------------------------
  Media
    Classic Communications, Inc.*(+)                                    9,000       $       54,000
    Golden Books Family Entertainment, Inc.                           206,408              180,607
                                                                                    --------------
                                                                                    $      234,607
--------------------------------------------------------------------------------------------------
  Telecommunications
    Viatel, Inc.*                                                      27,394       $      381,804
--------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                   $    1,874,590
--------------------------------------------------------------------------------------------------
Foreign Stocks - 1.0%
  Netherlands - 0.7%
    Completel Europe N.V. (Telecommunications)*                       473,750       $    4,737,500
    Versatel Telecom International N.V.
      (Telecommunications)*                                           143,192            4,582,144
                                                                                    --------------
                                                                                    $    9,319,644
--------------------------------------------------------------------------------------------------
  Sweden - 0.1%
    Tele1 Europe Holdings AB, ADR (Telecommunications)*               115,803       $    1,519,914
--------------------------------------------------------------------------------------------------
  United Kingdom - 0.2%
    COLT Telecom Group PLC, ADR (Telecommunications)*                  13,384       $    1,696,422
    Ono Finance PLC (Media)*                                           12,105            1,331,550
                                                                                    --------------
                                                                                    $    3,027,972
--------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                $   13,867,530
--------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $11,644,039)                                         $   15,742,120
--------------------------------------------------------------------------------------------------

Preferred Stock - 3.7%
--------------------------------------------------------------------------------------------------
                                                                       SHARES
--------------------------------------------------------------------------------------------------
  Consumer Goods and Services
    Renaissance Cosmetics, Inc., 14%*                                   8,899       $            0
--------------------------------------------------------------------------------------------------
  Media - 1.4%
    CSC Holdings, Inc., 11.125% *                                     107,567       $   11,348,318
    Primedia, Inc., 8.625%                                             88,550            7,615,300
                                                                                    --------------
                                                                                    $   18,963,618
--------------------------------------------------------------------------------------------------
  Supermarkets
    Supermarkets General Holdings Corp., 3.25s*                       323,098       $       20,194
--------------------------------------------------------------------------------------------------
  Telecommunications - 2.3%
    Crown Castle International Corp., 12.75s                           14,625       $   14,990,625
    Global Crossings Holdings Ltd., 10.55s                             47,500            4,702,500
    Nextel Communications, Inc., 11.125s                                2,296            2,250,080
    Nextel Communications, Inc., 13s                                    2,443            2,614,010
    Rural Cellular Corp., 11.375s                                       6,948            6,392,160
                                                                                    --------------
                                                                                    $   30,949,375
--------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $57,754,714)                                $   49,933,187
--------------------------------------------------------------------------------------------------

Warrants - 0.2%
--------------------------------------------------------------------------------------------------
U.S. Warrants - 0.1%
    Allegiance Telecommunications, Inc.
      (Telecommunications)*                                             7,700       $      130,900
    CHC Helicopter Corp. (Transportation)*                             16,000               16,000
    Cybernet Internet Services International
      (Telecommunications)*                                             5,460              109,200
    DTI Holdings, Inc. (Telecommunications)*                           45,875                  459
    Envirosource, Inc. (Industrial)##*                                    238                   89
    Esat Holdings Ltd. (Telecommunications)## *                         2,825              635,625
    Grand Palais Resorts (Gaming & Hotels)##*                         111,660                    0
    Hemmeter (Entertainment)*                                         111,660                    0
    ICO, Inc. (Energy)*                                               706,250              430,813
    Knology, Inc. (Telecommunications)##*                               2,475                4,950
    Leap Wireless International, Inc.
      (Telecommunications)*                                             1,225                6,125
    Loral Orion Network Systems, Inc.
      (Telecommunications) *                                            5,000               35,000
    Loral Orion Network Systems, Inc.
      (Telecommunications) *                                           11,775              200,175
    McCaw International Ltd. (Telecommunications)##*                    7,225               14,450
    Motient Corp. (Telecommunications)*                                 3,570              142,800
    Renaissance Cosmetics, Inc. (Consumer Goods
      and Services)*                                                    7,189                    0
--------------------------------------------------------------------------------------------------
Total U.S. Warrants                                                                 $    1,726,586
--------------------------------------------------------------------------------------------------
Foreign Warrants - 0.1%
    Jazztel PLC (Telecommunications)##*
                                                                        5,400       $      549,110
    Metronet Communications Corp.
      (Telecommunications)##*                                           3,250              357,500
--------------------------------------------------------------------------------------------------
Total Foreign Warrants                                                              $      906,610
--------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $1,826,539)                                        $    2,633,196
--------------------------------------------------------------------------------------------------

Municipal Bonds
--------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
--------------------------------------------------------------------------------------------------
  Industrial Revenue (Corporate Guarantee)
    Mesa County, CO, 8.5s, 2006** (Identified Cost
      $350,625)                                                   $       750       $      562,500
--------------------------------------------------------------------------------------------------
Short-Term Obligations - 5.7%
--------------------------------------------------------------------------------------------------
    Associates Corp. of North America, due 8/01/00                $    33,311       $   33,311,000
    Federal Home Loan Mortgage Corp., due 8/08/00 - 8/
      15/00                                                            34,300           34,233,477
    Gillette Co., due 8/01/00                                          11,000           11,000,000
--------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                     $   78,544,477
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,496,789,895)                                 $1,359,845,120
Other Assets, Less Liabilities - 0.7%                                                   10,187,911
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                 $1,370,033,031
--------------------------------------------------------------------------------------------------
  * Non-income producing security.
 ** Non-income producing security - in default.
 ## SEC Rule 144A restriction.
  + Restricted security.
 ++ Affiliated issuers are those in which the fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer.
(+) Security valued by or at the direction of the Trustees.
    Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. The abbreviation is shown below.

    EUR = Euro Dollars.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
---------------------------------------------------------------------------
JULY 31, 2000
---------------------------------------------------------------------------
Assets:
  Investments, at value:
    Unaffiliated issuers (identified cost,
       $1,489,565,976)                                      $1,359,428,295
    Affiliated issuer (identified cost, $7,223,919)                416,825
                                                            --------------
      Total investments, at value (identified cost,
        $1,496,789,895)                                     $1,359,845,120
  Cash                                                                 634
  Net receivable for forward foreign currency exchange
    contracts to sell                                              469,330
  Receivable for investments sold                                6,880,802
  Receivable for fund shares sold                                3,468,037
  Interest and dividends receivable                             30,859,439
  Other assets                                                      15,245
                                                            --------------
      Total assets                                          $1,401,538,607
                                                            --------------
Liabilities:
  Distributions payable                                     $    4,694,655
  Payable for investments purchased                              9,808,903
  Payable for fund shares reacquired                            16,485,723
  Payable to affiliates -
    Management fee                                                  54,973
    Shareholder servicing agent fee                                 11,399
    Distribution and service fee                                    68,104
    Administrative fee                                               1,994
  Accrued expenses and other liabilities                           379,825
                                                            --------------
      Total liabilities                                     $   31,505,576
                                                            --------------
Net assets                                                  $1,370,033,031
                                                            ==============

Net assets consist of:
  Paid-in capital                                           $1,635,050,257
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies           (136,479,749)
  Accumulated net realized loss on investments and
    foreign currency transactions                             (120,031,686)
  Accumulated distributions in excess of net investment
    income                                                      (8,505,791)
                                                            --------------
      Total                                                 $1,370,033,031
                                                            ==============
Shares of beneficial interest outstanding                    288,819,516
                                                             ===========

Class A shares:
  Net asset value per share
    (net assets of $759,417,741 / 160,144,586 shares of
     beneficial interest outstanding)                           $4.74
                                                                =====
  Offering price per share (100 / 95.25)                        $4.98
                                                                =====

Class B shares:
  Net asset value and offering price per share
    (net assets of $478,662,949 / 100,907,467 shares of
     beneficial interest outstanding)                           $4.74
                                                                =====

Class C shares:
  Net asset value and offering price per share
    (net assets of $114,538,169 / 24,090,274 shares of
     beneficial interest outstanding)                           $4.75
                                                                =====

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $17,414,172 / 3,677,189 shares of
     beneficial interest outstanding)                           $4.74
                                                                =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED JULY 31, 2000
------------------------------------------------------------------------------

Net investment income:
  Income -
    Interest                                                    $ 72,852,998
    Dividends                                                        679,878
                                                                ------------

      Total investment income                                   $ 73,532,876
                                                                ------------
  Expenses -
    Management fee                                              $  3,223,918
    Trustees' compensation                                            29,338
    Shareholder servicing agent fee                                  678,333
    Distribution and service fee (Class A)                         1,130,306
    Distribution and service fee (Class B)                         2,390,631
    Distribution and service fee (Class C)                           537,589
    Administrative fee                                               111,442
    Custodian fee                                                    179,807
    Printing                                                          31,712
    Postage                                                           79,685
    Auditing fees                                                     20,900
    Legal fees                                                         5,350
    Miscellaneous                                                    385,099
                                                                ------------
      Total expenses                                            $  8,804,110
    Fees paid indirectly                                            (156,995)
                                                                ------------
      Net expenses                                              $  8,647,115
                                                                ------------
        Net investment income                                   $ 64,885,761
                                                                ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                     $    471,332
    Foreign currency transactions                                  1,282,755
                                                                ------------
      Net realized gain on investments and foreign
        currency transactions                                   $  1,754,087
                                                                ------------
  Change in unrealized depreciation -
    Investments                                                 $(59,381,861)
    Translation of assets and liabilities in
       foreign currencies                                           (246,049)
                                                                ------------
      Net unrealized loss on investments and foreign
        currency translations                                   $(59,627,910)
                                                                ------------
        Net realized and unrealized loss on investments
          and foreign currency                                  $(57,873,823)
                                                                ------------
          Increase in net assets from operations                $  7,011,938
                                                                ============

See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                    YEAR ENDED
                                                              JULY 31, 2000              JANUARY 31, 2000
                                                                (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                      $   64,885,761                $  124,791,134
  Net realized gain (loss) on investments and foreign
    currency transactions                                         1,754,087                   (19,342,821)
  Net unrealized loss on investments and foreign
    currency translation                                        (59,627,910)                  (48,084,193)
                                                             --------------                --------------
    Increase in net assets from operations                   $    7,011,938                $   57,364,120
                                                             --------------                --------------
Distributions declared to shareholders -
  From net investment income (Class A)                       $  (37,562,434)               $  (71,000,452)
  From net investment income (Class B)                          (22,151,773)                  (43,240,914)
  From net investment income (Class C)                           (4,967,247)                   (9,263,379)
  From net investment income (Class I)                             (898,614)                   (1,286,389)
  In excess of net investment income (Class A)                   --                            (2,483,499)
  In excess of net investment income (Class B)                   --                            (1,512,509)
  In excess of net investment income (Class C)                   --                              (324,020)
  In excess of net investment income (Class I)                   --                               (44,996)
                                                             --------------                --------------
    Total distributions declared to shareholders             $  (65,580,068)               $ (129,156,158)
                                                             --------------                --------------
Net increase in net assets from fund share transactions      $   33,867,928                $   92,713,085
                                                             --------------                --------------
      Total increase (decrease) in net assets                $  (24,700,202)               $   20,921,047
Net assets:
  At beginning of period                                      1,394,733,233                 1,373,812,186
                                                             --------------                --------------
  At end of period (including accumulated distributions
  in excess of net investment income of $8,505,791 and
  $7,811,484, respectively)                                  $1,370,033,031                $1,394,733,233
                                                             ==============                ==============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED JANUARY 31,
                             SIX MONTHS ENDED         ------------------------------------------------------------------------
                                JULY 31, 2000              2000            1999            1998            1997           1996
                                  (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                      CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period  $ 4.95            $ 5.21          $ 5.62          $ 5.35          $ 5.24         $ 4.84
                                       ------            ------          ------          ------          ------         ------
Income from investment operations# -
  Net investment income                $ 0.24            $ 0.46          $ 0.46          $ 0.47          $ 0.47         $ 0.45
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                (0.21)            (0.24)          (0.40)           0.27            0.10           0.39
                                       ------            ------          ------          ------          ------         ------
      Total from investment
        operations                     $ 0.03            $ 0.22          $ 0.06          $ 0.74          $ 0.57         $ 0.84
                                       ------            ------          ------          ------          ------         ------
Less distributions declared
  to shareholders -
  From net investment income           $(0.24)           $(0.46)         $(0.46)         $(0.47)         $(0.46)        $(0.44)
  In excess of net investment income     --               (0.02)          (0.01)           --              --             --
                                       ------            ------          ------          ------          ------         ------
      Total distributions
        declared to shareholders       $(0.24)           $(0.48)         $(0.47)         $(0.47)         $(0.46)        $(0.44)
                                       ------            ------          ------          ------          ------         ------
Net asset value - end of period        $ 4.74            $ 4.95          $ 5.21          $ 5.62          $ 5.35         $ 5.24
                                       ======            ======          ======          ======          ======         ======
Total return(+)                          0.61%++           4.35%           1.06%          14.63%          11.52%         17.97%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                             0.99%+            0.98%           0.99%           1.01%           1.02%          1.00%
  Net investment income                  9.79%+            9.08%           8.62%           8.56%           8.92%          8.83%
Portfolio turnover                         32%               91%            135%            137%             87%            59%
Net assets at end of period
 (000,000 omitted)                       $759              $769            $792            $766            $672           $620

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED JANUARY 31,
                             SIX MONTHS ENDED         ------------------------------------------------------------------------
                                JULY 31, 2000              2000            1999            1998            1997           1996
                                  (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                      CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period  $ 4.95            $ 5.21          $ 5.62          $ 5.35          $ 5.24         $ 4.84
                                       ------            ------          ------          ------          ------         ------
Income from investment operations# -
  Net investment income                $ 0.22            $ 0.42          $ 0.43          $ 0.43          $ 0.43         $ 0.41
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                (0.21)            (0.24)          (0.40)           0.27            0.10           0.39
                                       ------            ------          ------          ------          ------         ------
      Total from investment
        operations                     $ 0.01            $ 0.18          $ 0.03          $ 0.70          $ 0.53         $ 0.80
                                       ------            ------          ------          ------          ------         ------
Less distributions declared
   to shareholders -
  From net investment income           $(0.22)           $(0.42)         $(0.43)         $(0.43)         $(0.42)        $(0.40)
  In excess of net investment income     --               (0.02)          (0.01)           --              --             --
                                       ------            ------          ------          ------          ------         ------
      Total distributions
        declared to shareholders       $(0.22)           $(0.44)         $(0.44)         $(0.43)         $(0.42)        $(0.40)
                                       ------            ------          ------          ------          ------         ------
Net asset value - end of period        $ 4.74            $ 4.95          $ 5.21          $ 5.62          $ 5.35         $ 5.24
                                       ======            ======          ======          ======          ======         ======
Total return                             0.26%++           3.63%           0.35%          13.83%          10.66%         16.98%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                             1.69%+            1.68%           1.69%           1.70%           1.79%          1.85%
  Net investment income                  9.09%+            8.38%           7.92%           7.82%           8.13%          7.99%
Portfolio turnover                         32%               91%            135%            137%             87%            59%
Net assets at end of period
 (000,000 omitted)                       $479              $500            $479            $385            $301           $283

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED JANUARY 31,
                             SIX MONTHS ENDED         ------------------------------------------------------------------------
                                JULY 31, 2000              2000            1999            1998            1997           1996
                                  (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                      CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period  $ 4.97            $ 5.22          $ 5.64          $ 5.36          $ 5.25         $ 4.85
                                       ------            ------          ------          ------          ------         ------
Income from investment operations# -
  Net investment income                $ 0.22            $ 0.43          $ 0.42          $ 0.43          $ 0.43         $ 0.41
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                (0.22)            (0.24)          (0.40)           0.28            0.11           0.39
                                       ------            ------          ------          ------          ------         ------
      Total from investment
        operations                     $ 0.00            $ 0.19          $ 0.02          $ 0.71          $ 0.54         $ 0.80
                                       ------            ------          ------          ------          ------         ------
Less distributions declared
   to shareholders -
  From net investment income           $(0.22)           $(0.43)         $(0.43)         $(0.43)         $(0.43)        $(0.40)
  In excess of net investment income     --               (0.01)          (0.01)           --              --             --
                                       ------            ------          ------          ------          ------         ------
      Total distributions
        declared to shareholders       $(0.22)           $(0.44)         $(0.44)         $(0.43)         $(0.43)        $(0.40)
                                       ------            ------          ------          ------          ------         ------
Net asset value - end of period        $ 4.75            $ 4.97          $ 5.22          $ 5.64          $ 5.36         $ 5.25
                                       ======            ======          ======          ======          ======         ======
Total return                             0.06%++           3.83%           0.35%          13.81%          10.71%         17.03%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                             1.69%+            1.68%           1.69%           1.70%           1.72%          1.77%
  Net investment income                  9.09%+            8.38%           7.93%           7.78%           8.16%          8.02%
Portfolio turnover                         32%               91%            135%            137%             87%            59%
Net assets at end of period
 (000,000 omitted)                       $115              $108            $ 94            $ 60            $ 28           $ 16

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED JANUARY 31,                  PERIOD ENDED
                                    SIX MONTHS ENDED          ---------------------------------------------       JANUARY 31,
                                       JULY 31, 2000               2000              1999              1998             1997*
                                         (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
                                             CLASS I
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period         $ 4.95             $ 5.21            $ 5.61            $ 5.35            $ 5.34
                                              ------             ------            ------            ------            ------
Income from investment operations# -
  Net investment income                       $ 0.24             $ 0.48            $ 0.49            $ 0.49            $ 0.04
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                   (0.20)             (0.24)            (0.40)             0.25              0.01
                                              ------             ------            ------            ------            ------
      Total from investment operations        $ 0.04             $ 0.24            $ 0.09            $ 0.74            $ 0.05
                                              ------             ------            ------            ------            ------
Less distributions declared to
  shareholders -
  From net investment income                  $(0.25)            $(0.48)           $(0.48)           $(0.48)           $(0.04)
  In excess of net investment income            --                (0.02)            (0.01)             --                --
                                              ------             ------            ------            ------            ------
      Total distributions declared to
        shareholders                          $(0.25)            $(0.50)           $(0.49)           $(0.48)           $(0.04)
                                              ------             ------            ------            ------            ------
Net asset value - end of period               $ 4.74             $ 4.95            $ 5.21            $ 5.61            $ 5.35
                                              ======             ======            ======            ======            ======
Total return                                    0.76%++            4.68%             1.55%            14.77%             0.91%++
Ratios (to average net assets)/
Supplemental data:
    Expenses##                                  0.69%+             0.68%             0.69%             0.71%             0.59%+
    Net investment income                      10.09%+             9.38%             8.99%             8.86%             8.70%+
Portfolio turnover                                32%                91%              135%              137%               87%
Net assets at end of period
  (000,000 omitted)                              $17                $18                $9                $4                $3

 * For the period from the inception of Class I shares, January 2, 1997, through January 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data for the periods are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS High Income Fund (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities, and tend to be more sensitive to economic conditions. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short- term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At January 31, 2000, the fund, for federal income tax purposes, had a capital loss carryforward of $111,204,470 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on January 31, 2001, ($16,884,352), January 31, 2003, ($30,373,319),
January 31, 2004, ($35,661,057), January 31, 2007, ($17,432,351), and January
31, 2008, ($10,853,391).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

BASED ON AVERAGE NET ASSETS               BASED ON GROSS INCOME
----------------------------------------  ------------------------------------
First $200 million                0.220%  First $22 million              3.00%
In excess of $200 million         0.187%  In excess of $22 million       2.55%

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $9,918 for the six months ended July 31, 2000.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $189,320 for the six months ended July 31, 2000, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to a maximum of 0.15% per annum for shares purchased prior to March 1, 1991) of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum (reduced to a maximum of 0.05% per annum for an indefinite period) of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $124,398 for the six months ended July 31, 2000. Fees incurred under the distribution plan during the six months ended July 31, 2000, were 0.30% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $19,529 and $672 for Class B and Class C shares, respectively, for the six months ended July 31, 2000. Fees incurred under the distribution plan during the six months ended July 31, 2000 were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within twelve months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended July 31, 2000, were $9,908, $787,731, and $17,648 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $412,545,038 and $409,545,424, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $1,496,789,895
                                                               --------------
Gross unrealized depreciation                                  $ (171,320,948)
Gross unrealized appreciation                                      34,376,173
                                                               --------------
    Net unrealized depreciation                                $ (136,944,775)
                                                               ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                      SIX MONTHS ENDED JULY 31, 2000                   YEAR ENDED JANUARY 31, 2000
                                ------------------------------------          ------------------------------------
                                       SHARES                 AMOUNT                 SHARES                AMOUNT
------------------------------------------------------------------------------------------------------------------
Shares sold                        43,321,174          $ 210,238,314             68,008,698          $ 347,321,283
Shares issued to shareholders
  in reinvestment of
  distributions                     4,705,427             22,701,584              8,627,991             43,975,808
Shares reacquired                 (43,095,473)          (209,771,809)           (73,457,249)          (375,946,847)
                                -------------          -------------          -------------          -------------
    Net increase                    4,931,128          $  23,168,089              3,179,440          $  15,350,244
                                =============          =============          =============          =============

Class B shares
                                      SIX MONTHS ENDED JULY 31, 2000                   YEAR ENDED JANUARY 31, 2000
                                ------------------------------------          ------------------------------------
                                       SHARES                 AMOUNT                 SHARES                AMOUNT
------------------------------------------------------------------------------------------------------------------
Shares sold                        19,499,122          $  94,375,154             53,701,585          $ 275,366,696
Shares issued to shareholders
  in reinvestment of
  distributions                     2,345,818             11,323,389              4,639,347             23,640,151
Shares reacquired                 (21,819,158)          (106,178,611)           (49,378,103)          (251,932,760)
                                -------------          -------------          -------------          -------------
    Net increase (decrease)            25,782          $    (480,068)             8,962,829          $  47,074,087
                                =============          =============          =============          =============

Class C shares
                                      SIX MONTHS ENDED JULY 31, 2000                   YEAR ENDED JANUARY 31, 2000
                                ------------------------------------          ------------------------------------
                                       SHARES                 AMOUNT                 SHARES                AMOUNT
------------------------------------------------------------------------------------------------------------------
Shares sold                         8,394,604          $  40,644,977             18,812,025          $  96,547,176
Shares issued to shareholders
  in reinvestment of
  distributions                       552,366              2,672,185              1,032,152              5,266,847
Shares reacquired                  (6,658,504)           (32,402,594)           (15,975,020)           (81,551,415)
                                -------------          -------------          -------------          -------------
    Net increase                    2,288,466          $  10,914,568              3,869,157          $  20,262,608
                                =============          =============          =============          =============

Class I shares
                                      SIX MONTHS ENDED JULY 31, 2000                   YEAR ENDED JANUARY 31, 2000
                                ------------------------------------          ------------------------------------
                                       SHARES                 AMOUNT                 SHARES                AMOUNT
------------------------------------------------------------------------------------------------------------------
Shares sold                         1,058,377          $   5,155,899              2,196,852          $  11,228,025
Shares issued to shareholders
  in reinvestment of
  distributions                       118,605                571,726                189,291                962,738
Shares reacquired                  (1,121,496)            (5,462,286)              (428,729)            (2,164,617)
                                -------------          -------------          -------------          -------------
    Net increase                       55,486          $     265,339              1,957,414          $  10,026,146
                                =============          =============          =============          =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended July 31, 2000, was $3,967. The fund had no borrowings during the period.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                                                                                               NET
                                          CONTRACTS TO                                 CONTRACTS        UNREALIZED
              SETTLEMENT DATE          DELIVER/RECEIVE      IN EXCHANGE FOR             AT VALUE      APPRECIATION
--------------------------------------------------------------------------------------------------------------------
Sales                09/13/00  EUR          15,927,411          $15,264,990          $14,795,660          $469,330
                                                                -----------          -----------          --------

At July 31, 2000, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Transactions in Securities of Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the fund's transactions in the securities of these issuers during the six months ended July 31, 2000, is set forth below:

                             BEGINNING    ENDING
                                 SHARE    SHARES    DIVIDEND       ENDING
AFFILIATE                       AMOUNT    AMOUNT      INCOME        VALUE
---------------------------------------------------------------------------
Ranger Industries, Inc         266,768   266,768     $ --        $416,825

(9) Restricted Securities
The fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At July 31, 2000, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.6% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Trustees.

                             DATE OF     SHARE/PAR
DESCRIPTION              ACQUISITION        AMOUNT          COST         VALUE
--------------------------------------------------------------------------------
Airplane Pass Through
  Trust, 10.875s, 2019     3/13/1996    $5,185,425    $5,185,425    $4,164,052
Atlantic Gulf
  Communities Corp.        9/25/1995           690        --                41
Merrill Lynch Mortgage
  Investors, Inc.,
  8.46s, 2009              6/22/1994    $4,500,000     3,119,063     4,310,156
                                                                    ----------
                                                                    $8,474,249
                                                                    ==========

MFS(R)
HIGH INCOME FUND

TRUSTEES                                           SECRETARY
J. Atwood Ives + - Chairman and Chief              Stephen E. Cavan*
Executive Officer, Eastern Enterprises
(diversified services company)                     ASSISTANT SECRETARY
                                                   James R. Bordewick, Jr.*
Lawrence T. Perera + - Partner, Hemenway
& Barnes (attorneys)                               CUSTODIAN
                                                   State Street Bank and Trust Company
William J. Poorvu + - Adjunct Professor,
Harvard University Graduate School of              INVESTOR INFORMATION
Business Administration                            For information on MFS mutual funds, call
                                                   your investment professional or, for an
Charles W. Schmidt + - Private Investor            information kit, call toll free: 1-800-637-2929
                                                   any business day from 9 a.m. to 5 p.m.
Arnold D. Scott* - Senior Executive                Eastern time (or leave a message anytime).
Vice President, Director, and Secretary,
MFS Investment Management                          INVESTOR SERVICE
                                                   MFS Service Center, Inc.
Jeffrey L. Shames* - Chairman and Chief            P.O. Box 2281
Executive Officer, MFS Investment                  Boston, MA 02107-9906
Management
                                                   For general information, call toll free:
Elaine R. Smith + - Independent Consultant         1-800-225-2606 any business day from
                                                   8 a.m. to 8 p.m. Eastern time.
David B. Stone + - Chairman, North American
Management Corp. (investment adviser)              For service to speech- or hearing-impaired,
                                                   call toll free: 1-800-637-6576 any business day
INVESTMENT ADVISER                                 from 9 a.m. to 5 p.m. Eastern time. (To use
Massachusetts Financial Services Company           this service, your phone must be equipped with
500 Boylston Street                                a Telecommunications Device for the Deaf.)
Boston, MA 02116-3741
                                                   For share prices, account balances,
DISTRIBUTOR                                        exchanges, or stock and bond
MFS Fund Distributors, Inc.                        outlooks, call toll free:
500 Boylston Street                                1-800-MFS-TALK (1-800-637-8255)
Boston, MA 02116-3741                              anytime from a touch-tone telephone.

CHAIRMAN AND PRESIDENT                             WORLD WIDE WEB
Jeffrey L. Shames*                                 www.mfs.com

PORTFOLIO MANAGER
Robert J. Manning*

TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*

+ Independent Trustee
*MFS Investment Management

MFS(R) HIGH INCOME FUND                                             ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
                                                                        PAID
                                                                        MFS
[Logo] M F S(R)                                                     ------------
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

500 Boylston Street
Boston, MA 02116-3741


(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                 MHI-3 9/00 94.6M 18/218/318/818